Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated September 30, 2019
to the
Prospectus dated July 29, 2019 and Statement of Additional Information (“SAI”)
dated July 29, 2019, as amended April 28, 2019,
for the USA Mutuals Vice Fund (the “Fund”),
a series of USA Mutuals

This supplement notifies shareholders of the certain changes being made to the Fund.

Effective immediately, the following changes are applicable to the Fund:

•
The name of the Fund will change from the “USA Mutuals Vice Fund” to the “USA Mutuals Vitium Global Fund”. Accordingly, all references to the “USA Mutuals Vice Fund” or the “Vice Fund” in the Prospectus and SAI are changed to the “USA Mutuals Vitium Global Fund” or the “Vitium Global Fund”.

•	Jordan Waldrep will no longer serve as a portfolio manager of the Fund. All references to Mr. Waldrep as the portfolio manager of the Fund in the Prospectus and SAI are therefore removed.

•	Charles L. Norton and Jeffrey W. Helfrich will replace Mr. Waldrep as co-portfolio managers of the Fund, jointly responsible for its management.

In connection with the changes noted above, the following disclosure and/or revisions are being made to the Fund’s Prospectus and SAI, as applicable:

Prospectus – Summary Section – Principal Investment Strategies

In connection with the change of the Fund’s name, the Fund has clarified its policy with respect to investment in foreign companies. As such, the second paragraph of the “Principal Investment Strategies” disclosure in the “Summary Section” of the Fund’s Prospectus is replaced with the following:

Under normal market conditions, the Vitium Global Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries. In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non‑U.S. companies. The Vitium Global Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).

Prospectus – Summary Section – Portfolio Managers

Mr. Charles L. Norton and Mr. Jeffrey W. Helfrich serve as co-portfolio managers of the Vitium Global Fund and have co-managed the Vitium Global Fund since September 30, 2019.

Prospectus – Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings –
Principal Investment Strategies

In connection with the change of the Fund’s name, the Fund has clarified its policy with respect to investment in foreign companies. As such, the fifth paragraph of the “Principal Investment Strategies” disclosure in the “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of the Prospectus is replaced with the following:

Under normal market conditions, the Vitiutm Global Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries. In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non‑U.S. companies. The Vitium Global Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).

Prospectus - Management of the Funds – Portfolio Managers

Mr. Charles L. Norton is co-portfolio manager of the Vitium Global Fund. Mr. Norton serves as a portfolio manager at the Advisor and also serves as a portfolio manager at Penn Davis McFarland, Inc., a Dallas-based registered investment advisor. Previously, Mr. Norton managed global multi-asset class portfolios as a senior portfolio manager at Wells Fargo Private Bank, where he also served as a senior analyst on the national equity research team covering consumer stocks. Mr. Norton was also a founding principal of a long/short equity investment management firm, where he was responsible for portfolio management and investment research for all of the company’s managed assets. Mr. Norton started his career as an analyst at a NYC-based hedge fund firm and a health care investment banker at Smith Barney. Mr. Norton is a CFA charterholder and holds a bachelor’s degree in finance from Tulane University’s A.B. Freeman School of Business.

Mr. Jeffrey W. Helfrich is co-portfolio manager of the Vitium Global Fund. Mr. Helfrich serves as a portfolio manager at the Advisor and also serves as a portfolio manager at Penn Davis McFarland, Inc., a Dallas-based registered investment advisor. Previously, Mr. Helfrich was a research analyst for a multi-billion-dollar family office in Dallas, investing in debt and equity. Mr. Helfrich also has been a global equity research analyst with Janus Capital Group (now Janus Henderson Group), and Independence Capital Asset Partners, LLC in Denver. Mr. Helfrich graduated magna cum laude from Harvard University with an AB in Economics and is a CFA charterholder.

SAI - Management of the Fund – Portfolio Managers

Mr. Charles L. Norton and Mr. Jeffrey W. Helfrich serve as co-portfolio managers of the Vitium Global Fund (the “Portfolio Managers”) and are jointly responsible for the portfolio management of and investment research for the Vitium Global Fund.

The following supplements the information provided in the SAI regarding other accounts managed by the Portfolio Managers as of August 31, 2019:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Charles L. Norton
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	193	$476,049,817	0	$0

Jeffrey W. Helfrich
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	193	$476,049,817	0	$0

Potential Conflicts of Interest by the Portfolio Managers
Where conflicts of interest arise between the Funds and other accounts managed by the Portfolio Managers, the Portfolio Managers will proceed in a manner that ensures that the Funds will not be treated materially less favorably. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. A potential conflict of interest could also arise from a Portfolio Manager receiving performance-based fees from other accounts and not receiving a performance-based fee from a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Managers’ Compensation
The Portfolio Managers of the Vitium Global Fund are each paid a minimum base salary with increases based on the Fund’s net assets.

In addition, the following supplements the information in the SAI regarding ownership of Fund Shares by the Portfolio Managers as of August 31, 2019:

As of August 31, 2019, the Messrs. Norton and Helfrich beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles L. Norton*	None
Jeffrey W. Helfrich*	None

Please retain this supplement with your Prospectus and SAI.

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